Notes Payable	12 Months Ended
Dec. 31, 2019
Debt Disclosure [Abstract]
Notes Payable	Notes Payable
As of December 31, 2018 and 2019, notes payable, net of original issuance discounts (sometimes referred to as "OID") and deferred financing costs, consisted of the following:

	December 31, 2018	December 31, 2019
	(in thousands)
Term Loan	$1,470,085	$1,347,056
Notes	331,576	334,417
Revolving credit facilities	—	—
Total notes payable	1,801,661	1,681,473
Current portion of notes payable	31,606	31,606
Notes Payable—long term	$1,770,055	$1,649,867

First Lien Term Loan Facility
The first lien term loan (the "Term Loan") was issued at par and automatically bears interest at an alternate base rate unless the Company gives notice to opt for the LIBOR-based interest rate. The LIBOR-based interest rate for the Term Loan is 3.75% per annum plus the greater of an adjusted LIBOR or 1.00%. The alternate base rate for the Term Loan is 2.75% per annum plus the greatest of the prime rate, the federal funds effective rate plus 0.50%, an adjusted LIBOR for a one-month interest period plus 1.00%, and 2.00%.
The Term Loan has a maturity date of February 9, 2023 and requires quarterly mandatory repayments of principal. During the year ended December 31, 2019, the Company made four mandatory repayments of $7.9 million, three voluntary repayments of $17.1 million each, and one mandatory payment of $48.1 million (triggered by the sale of the SinglePlatform business during the fourth quarter), for a total repayment of $131.0 million.
Interest is payable on maturity of the elected interest period for a term loan with LIBOR-based interest rate, which interest period can be one, two, three or six months. Interest is payable at the end of each fiscal quarter for a term loan with an alternate base rate.
As of December 31, 2018 and 2019, the Term Loan had an outstanding balance of:

	December 31, 2018	December 31, 2019
	(in thousands)
Term Loan	$1,505,002	$1,374,022
Unamortized deferred financing costs	(18,556)	(14,331)
Unamortized original issue discount	(16,361)	(12,635)
Net Term Loan	1,470,085	1,347,056
Current portion of Term Loan	31,606	31,606
Term Loan—long term	$1,438,479	$1,315,450

Revolving Credit Facility
The Company has a revolving credit facility (the "Revolver"), which has an aggregate available amount of $165.0 million. As of December 31, 2018 and 2019, the Company did not have any balances outstanding under the Revolver and the full amount of the facility was unused and available.
The Revolver consists of a non-extended tranche of approximately $58.8 million and an extended tranche of approximately $106.2 million. The non-extended tranche has a maturity date of February 9, 2021. The extended tranche has a maturity date of June 20, 2023, with a "springing" maturity date of November 10, 2022 if the Term Loan has not been repaid in full or otherwise extended to September 19, 2023 or later prior to November 10, 2022.
The Company has the ability to draw down against the Revolver using a LIBOR-based interest rate or an alternate based interest rate. The LIBOR-based interest rate for a non-extended revolving loan is 4.0% per annum (subject to a leverage-based step-down) and for an extended revolving loan is 3.25% per annum (subject to a leverage-based step-down), in each plus an adjusted LIBOR for a selected interest period. The alternate base rate for a non-extended revolving loan is 3.0% per annum (subject to a leverage-based step-down) and for an extended revolving loan is 2.25% per annum (subject to a leverage-based step down), in each case plus the greatest of the prime rate, the federal funds rate plus 0.50% and an adjusted LIBOR for a one-month interest period plus 1.00%. There is also a non-refundable commitment fee, equal to 0.50% per annum (subject to a leverage-based step-down) of the daily unused principal amount of the Revolver, which is payable in arrears on the last day of each fiscal quarter. Interest is payable on maturity of the elected interest period for a Revolver loan with a LIBOR-based interest rate, which interest period can be one, two, three or six months. Interest is payable at the end of each fiscal quarter for a Revolver loan with an alternate base rate.
Senior Notes
In connection with the acquisition of Constant Contact, Inc. ("Constant Contact") in February 2016, EIG Investors issued $350.0 million aggregate principal amount of Senior Notes (the “Senior Notes”) with a maturity date of February 1, 2024. The Senior Notes were issued at a price of 98.065% of par and bear interest at the rate of 10.875% per annum. The Senior Notes have been fully and unconditionally guaranteed, on a senior unsecured basis, by the Company and its subsidiaries that guarantee the Term Loan and the Revolver (including Constant Contact and certain of its subsidiaries). The Company has the right to redeem all or part of the Senior Notes at any time for a premium which is based on the applicable redemption date. As of December 31, 2018 and 2019, the Senior Notes had an outstanding balance of:

	December 31, 2018	December 31, 2019
	(in thousands)
Senior Notes	$350,000	$350,000
Unamortized deferred financing costs	(13,436)	(11,359)
Unamortized original issue discounts	(4,988)	(4,224)
Net Senior Notes	331,576	334,417
Current portion of Senior Notes	—	—
Senior Notes—long term	$331,576	$334,417

Interest on the Senior Notes is payable twice a year, on August 1 and February 1.
On January 30, 2017, the Company completed a registered exchange offer for the Senior Notes, as required under the registration rights agreement it entered into with the initial purchasers of the Senior Notes. All of the $350.0 million aggregate principal amount of the Senior Notes was validly tendered for exchange as part of this exchange offer.
Maturity of Notes Payable
The maturity of the notes payable as of December 31, 2019 is as follows:

Amounts
Maturity date as of December 31,	(in thousands)
2020	$31,606
2021	31,606
2022	31,606
2023	1,279,204
2024	350,000
Thereafter	—
Total	$1,724,022

Interest
The Company recorded $157.1 million, $149.5 million, and $144.7 million in interest expense for the years ended December 31, 2017, 2018 and 2019, respectively.
The following table provides a summary of loan interest rates incurred and interest expense for the years ended December 31, 2017, 2018 and 2019:

	For the Year Ended December 31,
	2017	2018	2019
	(dollars in thousands)
Interest rate—LIBOR	5.14%-6.68%	5.46%-6.44%	5.45%-6.44%
Interest rate—alternate base	*	*	*
Interest rate—Notes	10.875%	10.875%	10.875%
Non-refundable fee—unused facility	0.50%	0.50%	0.50%
Interest expense and service fees	$138,041	$136,094	$132,326
Loss on extinguishment of debt	992	331	—
Deferred financing costs immediately expensed	5,487	1,228	—
Amortization of deferred financing fees	7,316	6,454	7,179
Amortization of original issue discounts	3,860	4,305	4,490
Amortization of net present value of deferred consideration	632	373	163
Other interest expense	814	695	$518
Total interest expense	$157,142	$149,480	$144,676
* The Company did not have debt bearing interest based on the alternate base rate for the years ended December 31, 2018 and 2019.
The Company concluded that the refinancing of its then-outstanding term loan in June 2018 (the "2018 Refinancing") was primarily a debt modification of the existing term loan in accordance with ASC 470-50, Debt: Modifications and Extinguishments, with extinguishment relating only to one existing lender that did not participate in the 2018 Refinancing. As a result, during the second quarter of 2018, the Company capitalized $0.4 million of deferred financing costs related to new lenders participating in the Term Loan. These capitalized costs will be amortized over the remaining life of the loan using the effective interest method. Additionally, in the second quarter of 2018, the Company recorded a charge of $0.3 million, included in interest expense, to write off OID and deferred financing costs related to the refinanced debt for the lender not participating in the Term Loan. Lastly, the Company recorded a charge of $1.2 million during the second quarter of 2018, included in interest expense, for deferred financing costs incurred for the Term Loan that related to existing lenders that carried over from the refinanced debt.
Debt Covenants
The Term Loan and the Revolver (together, the "Senior Credit Facilities") require that the Company complies with a financial covenant to maintain a maximum ratio of consolidated senior secured net indebtedness to an adjusted consolidated EBITDA measure.
The Senior Credit Facilities also contain covenants that limit the Company's ability to, among other things, incur additional debt or issue certain preferred shares; pay dividends on or make other distributions in respect of capital stock; make other restricted payments; make certain investments; sell or transfer certain assets; create liens on certain assets to secure debt; consolidate, merge, sell or otherwise dispose of all or substantially all of its assets; and enter into certain transactions with affiliates. These covenants are subject to a number of important limitations and exceptions.
Additionally, the Senior Credit Facilities require the Company to comply with certain negative covenants and specify certain events of default that could result in amounts becoming payable, in whole or in part, prior to their maturity dates.
With the exception of certain equity interests and other excluded assets under the terms of the Senior Credit Facilities, substantially all of the Company's assets are pledged as collateral for the obligations under the Senior Credit Facilities. The indenture with respect to the Notes contains covenants that limit the Company's ability to, among other things, incur additional debt or issue certain preferred shares; pay dividends on or make other distributions in respect of capital stock; make other restricted payments; make certain investments; sell or transfer certain assets; create liens on certain assets to secure debt; consolidate, merge sell or otherwise dispose of all or substantially all of its assets; and enter into certain transactions with affiliates. Upon a change of control as defined in the indenture, the Company must offer to repurchase the Notes at 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, up to, but not including, the repurchase date. These covenants are subject to a number of important limitations and exceptions.
The indenture also provides for events of default, which, if any of them occurs, may permit or, in certain circumstances, require the principal, premium, if any, interest and any other monetary obligations on all the then outstanding Notes to be due and payable immediately.
The Company was in compliance with all covenants at December 31, 2019.